UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2016

HYSTER-YALE MATERIALS HANDLING, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5875 Landerbrook Drive

Cleveland, Ohio 44124-4069

(Address of principal executive offices, including zip code)

(440) 449-9600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On February 14, 2016, Hyster-Yale Materials Handling, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Agreement”) with the shareholders of Penta Holding S.p.A. (“Penta”), pursuant to which the Company or its designee will acquire all of the outstanding shares of Penta for an aggregate cash purchase price of EUR 53,495,837 (which is inclusive of (i) the value of the majority stake of Bolzoni S.p.A. (“Bolzoni”) owned by Penta, as increased by the amount of the Penta assets other than the Bolzoni majority stake, and reduced by the amount of the Penta liabilities, and (ii) consideration for the non-compete undertakings of the selling shareholders (the “Sellers”)) (the “Acquisition”). Penta is the holder of 13,109,066 shares, or approximately 50.4%, of Bolzoni (the “Bolzoni Majority Stake”), which is publicly traded on the STAR segment of the Italian stock exchange, operated and managed by Borsa Italiana S.p.A. Such valuation reflects a premium of 16% and 21% on Bolzoni’s volume-weighted average trading price over the last six and 12 months, respectively, as of market close on February 12, 2016.

The closing of the Acquisition is expected to occur during the second quarter of 2016, subject to the satisfaction of customary closing conditions, including, among other things, (1) the absence of certain legal impediments preventing the consummation of the Acquisition; (2) absence of a material adverse effect following execution of the Agreement; and (3) the expiration or termination of applicable regulatory waiting periods, or the receipt of required regulatory approvals, including clearance by applicable antitrust authorities. Following the closing, Bolzoni will become a subsidiary of the Company, but is expected to continue to operate as a stand-alone business, with its own management team and board of directors.

Each of the Sellers and the Company have made customary representations, warranties and covenants in the Agreement. The Sellers have agreed to a three-year restriction on their ability to compete with Bolzoni or its subsidiaries and a two-year restriction on their ability to solicit employees of Penta, Bolzoni or its subsidiaries.

The Agreement contains customary indemnification provisions with respect to breaches of representations, warranties and covenants, and the indemnification obligations are subject to customary limitations as set forth in the Agreement.

Following the closing of the Acquisition, the Company will cause an indirect, wholly-owned subsidiary to launch a mandatory tender offer for all of the remaining outstanding shares of Bolzoni at a cash price of EUR 4.30 per share (which value reflects the valuation of the Bolzoni Majority Stake agreed upon by the Company and the Sellers in the Agreement and which is inclusive of Bolzoni’s 2015 consolidated net income) (the “Tender Offer”). In the event that Bolzoni’s board of directors recommends that a dividend be paid to Bolzoni’s shareholders in connection with approving Bolzoni’s financial statements as of December 31, 2015, depending on the circumstances, the price per Bolzoni share in the Tender Offer may be reduced proportionately. The Company intends to pursue the delisting of Bolzoni following completion of the Tender Offer.

The Acquisition and the Tender Offer are expected to be financed using the Company’s cash on hand and borrowings under the Company’s existing credit facility.

The foregoing summary has been included to provide investors and security holders with information regarding its terms and is qualified in its entirety by the terms and conditions of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the transactions described therein, the Agreement is not intended to be a source of factual, business or operational information about the parties. The representations, warranties and covenants contained in the Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed among those parties, including being qualified by confidential disclosures among those parties. Instead of establishing matters as facts, the representations and warranties may have been made to allocate risks contractually among the parties, including where the parties do not have complete knowledge of all facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on representations, warranties, covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. federal securities laws. These forward-looking statements include, but are not limited to, statements as to the Acquisition, the anticipated timing of approvals relating to the Acquisition, the expected timetable for completing the Acquisition and commencing the Tender Offer and any other statements about the Company’s or Bolzoni’s managements’ future expectations, beliefs, goals, plans or prospects. Any statements that are not statements of historical fact (including any statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Readers are cautioned that all forward-looking statements are based on current expectations and involve risks and uncertainties and a number of factors could cause actual results to differ materially from any results indicated in this Current Report on Form 8-K or in any other forward-looking statements made by the Company, or on the Company’s behalf. Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to: (1) the ability to obtain governmental approvals of the Acquisition and the Tender Offer on the proposed terms and schedule, (2) the possibility that certain conditions to the completion of the Acquisition and the Tender Offer will not be met, (3) the possibility that competing offers may be made for Bolzoni, (4) conditions affecting the industries in which the Company or Bolzoni operate may change, (5) the Company may not be able to successfully integrate Bolzoni’s operations and employees, (6) other factors that may affect Bolzoni and that are described under the heading “Principal Risks and Uncertainties” in Bolzoni’s Annual Report for the year ended December 31, 2014 and its Quarterly Reports, (7) reduction in demand for lift trucks and related aftermarket parts and service on a global basis, (8) the ability of dealers, suppliers and end-users to obtain financing at reasonable rates, or at all, as a result of current economic and market conditions, (9) the political and economic uncertainties in Eastern Europe and Brazil, (10) customer acceptance of pricing, (11) delays in delivery or increases in costs, including transportation costs, of raw materials or sourced products and labor or changes in or unavailability of quality suppliers, (12) exchange rate fluctuations, changes in non-U.S. import tariffs and monetary policies and other changes in the regulatory climate in the non-U.S. countries in which the Company operates and/or sells products, (13) delays in manufacturing and delivery schedules, (14) bankruptcy of or loss of major dealers, retail customers or suppliers, (15) customer acceptance of, changes in the costs of, or delays in the development of new products, (16) introduction of new products by, or more favorable product pricing offered by, competitors, (17) product liability or other litigation, warranty claims or returns of products, (18) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives, (19) changes mandated by federal, state and other regulation, including health, safety or environmental legislation, (20) the successful commercialization of Nuvera’s technology and (21) the introduction of a more accepted product to the market by a competitor, making the Nuvera technology less marketable. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they are made and, except as required by law, the Company does not express any intention or undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K and as a result, no undue reliance should be placed on these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

2.1	Purchase Agreement, dated February 14, 2016, by and among Hyster-Yale Materials Handling, Inc., as Purchaser, and Emilio Bolzoni, Roberto Scotti, Franco Bolzoni, Paolo Mazzoni and Pier Luigi Magnelli, as Sellers*

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2016		HYSTER-YALE MATERIALS HANDLING, INC.

	By:	/s/ Charles A. Bittenbender
		Name:	Charles A. Bittenbender
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Purchase Agreement, dated February 14, 2016, by and among Hyster-Yale Materials Handling, Inc., as Purchaser , and Emilio Bolzoni, Roberto Scotti, Franco Bolzoni, Paolo Mazzoni and Pier Luigi Magnelli, as Sellers*

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.